UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 16, 2005

Fleet Credit Card Funding Trust

on behalf of

Fleet Credit Card Master Trust II

(Formerly ADVANTA Credit Card Master Trust II)

(Exact name of registrant as specified in its charter)

Delaware	Reg. No. 333-73728-01 and 333-73728-02	23-3101310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 North Wakefield Drive
Newark, Delaware, 19702
 (Address of principal executive offices)

Registrant's telephone number including area code: 302-266-5004

No Change
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of December 1, 1993, as amended and restated as of January 1, 2002 (as amended, supplemented and modified, the "Pooling and Servicing Agreement") relating to the Fleet Credit Card Master Trust II (the "Trust"), Bank of America, National Association (USA) ("BANA (USA)"), in its normal course of business as servicer to the Trust, may delegate its servicing functions under the Pooling and Servicing Agreement. On July 16, 2005, BANA (USA) entered into a Delegation of Servicing Agreement with Banc of America Card Servicing Corporation ("BACSC"), to delegate all of its obligations and duties as servicer under the Pooling and Servicing Agreement, including the servicing and administering of the credit card receivables in the Trust to BACSC, as subservicer. Despite this delegation, BANA (USA) will remain the servicer, as that term is defined under the Pooling and Servicing Agreement.

BACSC is an Arizona corporation which was formed on January 7, 2005 in connection with an internal restructuring of the credit card business within Bank of America Corporation. BACSC's activities are primarily related to performing the credit card processing functions for the credit card business within BANA (USA). In connection with the formation of BACSC, the credit card processing functions, the assets relating to those credit card processing functions and the employees performing those credit card processing functions were transferred from BANA (USA) to BACSC. BACSC is an operating subsidiary controlled by BANA (USA); BANA (USA) is regulated primarily by the Office of the Comptroller of the Currency.

Bank of America Corporation is a multi-bank holding company. Through its subsidiaries, Bank of America Corporation provides diverse banking and other financial services to individuals, businesses and corporate, institutional and governmental clients across the United States and around the world.

Item 9.01 - Financial Statements and Exhibits

(c) EXHIBITS:

99.

Delegation of Servicing Agreement dated as of July 16, 2005 between Bank of America, National Association (USA), a national banking association, and Banc of America Card Servicing Corporation, an Arizona corporation

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fleet Credit Card Funding Trust on behalf of Fleet Credit Card Master Trust II By: /s/ Jon Hayes Name: Jon Hayes Title: Vice President Date: July 16, 2005

EXHIBIT INDEX

Exhibit		Sequential Page Number
99.	Delegation of Servicing Agreement dated as of July 16, 2005 between Bank of America, National Association (USA), a national banking association, and Banc of America Card Servicing Corporation, an Arizona corporation	4